ING

Southland Life Insurance Company
1290 Broadway
P.O. Box 173789 • Denver, CO 80217-3789
ING Service Center: 877-253-5050 • southlandlife.com
Employer Sponsored Plans: 877-329-7543

Use only for service for the following product:
❑ Future Dimensions (15210)

List Bill S

Supplement to Variable Universal Life Insurance Application
Investment Feature Selection Form

Section A – Automatic Telephone Privileges

I acknowledge that my policy automatically will provide telephone privileges to perform certain transactions as specified in the current prospectus to me as policy owner and to my agent/registered representative and his/her assistant. I also agree that the Company and its distributor will not be liable for any loss, damage, costs or expenses incurred in acting on telephone instructions reasonably believed to be authentic. The Company may employ procedures that might include requiring forms of personal identification before accepting such telephone instructions. I understand that if I do not want myself or my agent/registered representative and his/her assistant to have such telephone privileges, I must indicate so below. I also understand that once granted, such privileges can be revoked only upon receipt of signed written instructions at the Company.

☐ I do not want telephone privileges.

☐ I do not want telephone privileges granted to my agent/registered representative and his/her assistant.

NOTE: Signature required on back page

Section B – Automatic Rebalancing Option

☐ **Initiate Automatic Rebalancing** (complete below)

☐ **Change Automatic Rebalancing** (complete below)

Automatic Rebalancing Allocation

Alger American
- ______ % Growth Portfolio
- ______ % Leveraged AllCap Portfolio
- ______ % MidCap Growth Portfolio
- ______ % Small Capitalization Portfolio

American Funds Insurance Series
- ______ % Growth Fund Class 2
- ______ % Growth-Income Fund Class 2
- ______ % International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)-Inital Class
- ______ % *Asset Manager*[SM] Portfolio
- ______ % *Contrafund*® Portfolio
- ______ % Equity-Income Portfolio
- ______ % Growth Portfolio
- ______ % High Income Portfolio
- ______ % Index 500 Portfolio
- ______ % Investment Grade Bond Portfolio
- ______ % Money Market Portfolio
- ______ % Overseas Portfolio

ING Income Shares - Class R Shares
- ______ % VP Bond Portfolio

ING Investors Trust
- ______ % Hard Assets Portfolio Institutional Class
- ______ % Limited Maturity Bond Portfolio Service Class
- ______ % Marsico Growth Portfolio Institutional Class
- ______ % MFS MidCap Growth Portfolio Institutional Class
- ______ % MFS Research Portfolio Institutional Class
- ______ % MFS Total Return Portfolio Institutional Class
- ______ % Salomon Brothers Investors Portfolio Institutional Class
- ______ % T. Rowe Price Capital Appreciation Portfolio Institutional Class
- ______ % T. Rowe Price Equity Income Portfolio Institutional Class
- ______ % Van Kampen Real Estate Portfolio Institutional Class

ING Partners - Initial Class
- ______ % JP Morgan MidCap Value Portfolio
- ______ % PIMCO Total Return Portfolio
- ______ % Salomon Brothers Aggressive Growth Portfolio
- ______ % UBS Tactical Asset Allocation Portfolio
- ______ % Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares
- ______ % Index Plus Large Cap Portfolio
- ______ % Index Plus Mid Cap Portfolio
- ______ % Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares
- ______ % Growth Opportunities Portfolio
- ______ % MagnaCap Portfolio
- ______ % MidCap Opportunities Portfolio
- ______ % SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)
- ______ % Core Equity Income Fund
- ______ % Utilities Fund

Janus Aspen Series(Institutional Shares)
- ______ % Balanced Portfolio
- ______ % Growth Portfolio
- ______ % International Growth Portfolio
- ______ % Mid Cap Growth Portfolio
- ______ % Worldwide Growth Portfolio

Pioneer Funds-Class I
- ______ % Mid Cap Value VCT Portfolio
- ______ % Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares
- ______ % Growth and Income Fund
- ______ % New Opportunities Fund
- ______ % Small Cap Value Fund
- ______ % Voyager Fund

____________% **Guaranteed Interest Division**

Frequency and Date of Automatic Rebalancing: (If no options are marked, frequency will be quarterly and/or date will be last valuation date of calendar period.)

Frequency:

☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

Date:

☐ Policy Processing Date - Date on which processing will occur based on frequency selected beginning ______________________________ (Month/Date)

☐ Last Valuation Date of Calendar Period

☐ Specific Date each Period beginning ______________________________
(Specify Date)

Section C – Dollar Cost Averaging Option

☐ **Initiate Dollar Cost Averaging** (complete below) ☐ **Change Dollar Cost Averaging** (complete below)

Please transfer $__________ or __________% *from:*

☐ Fidelity VIP Money Market Portfolio

into: the Separate Account Investment Option(s) selected below.

Dollar Cost Averaging Allocation

Alger American

$_________or_________% Growth Portfolio
$_________or_________% Leveraged AllCap Portfolio
$_________or_________% MidCap Growth Portfolio
$_________or_________% Small Capitalization Portfolio

American Funds Insurance Series

$_________or_________% Growth Fund Class 2
$_________or_________% Growth-Income Fund Class 2
$_________or_________% International Fund Class 2

Fidelity Variable Insurance Products Fund (VIP)-Initial Class

$_________or_________% *Asset Manager*SM Portfolio
$_________or_________% *Contrafund*® Portfolio
$_________or_________% Equity-Income Portfolio
$_________or_________% Growth Portfolio
$_________or_________% High Income Portfolio
$_________or_________% Index 500 Portfolio
$_________or_________% Investment Grade Bond Portfolio
$_________or_________% Money Market Portfolio
$_________or_________% Overseas Portfolio

ING Income Shares - Class R Shares

$_________or_________% VP Bond Portfolio

ING Investors Trust

$_________or_________% Hard Assets Portfolio Institutional Class
$_________or_________% Limited Maturity Bond Portfolio Service Class
$_________or_________% Marsico Growth Portfolio Institutional Class
$_________or_________% MFS MidCap Growth Portfolio Institutional Class
$_________or_________% MFS Research Portfolio Institutional Class
$_________or_________% MFS Total Return Portfolio Institutional Class
$_________or_________% Salomon Brothers Investors Portfolio Institutional Class
$_________or_________% T. Rowe Price Capital Appreciation Portfolio Institutional Class
$_________or_________% T. Rowe Price Equity Income Portfolio Institutional Class
$_________or_________% Van Kampen Real Estate Portfolio Institutional Class

ING Partners-Initial Class

$_________or_________% JP Morgan MidCap Value Portfolio
$_________or_________% PIMCO Total Return Portfolio
$_________or_________% Salomon Brothers Aggressive Growth Portfolio
$_________or_________% UBS Tactical Asset Allocation Portfolio
$_________or_________% Van Kampen Comstock Portfolio

ING Variable Portfolios (VP) - Class R Shares

$_________or_________% Index Plus Large Cap Portfolio
$_________or_________% Index Plus Mid Cap Portfolio
$_________or_________% Index Plus Small Cap Portfolio

ING Variable Products (VP) - Class R Shares

$_________or_________% Growth Opportunities Portfolio
$_________or_________% MagnaCap Portfolio
$_________or_________% MidCap Opportunities Portfolio
$_________or_________% SmallCap Opportunities Portfolio

INVESCO Variable Investment Fund (VIF)

$_________or_________% Core Equity Income Fund
$_________or_________% Utilities Fund

Janus Aspen Series (Institutional Shares)

$_________or_________% Balanced Portfolio
$_________or_________% Growth Portfolio
$_________or_________% International Growth Portfolio
$_________or_________% Mid Cap Growth Portfolio
$_________or_________% Worldwide Growth Portfolio

Pioneer Funds-Class I

$_________or_________% Mid Cap Value VCT Portfolio
$_________or_________% Small Cap Value VCT Portfolio

Putnam Variable Trust (VT) Class IB Shares

$_________or_________% Growth and Income Fund
$_________or_________% New Opportunities Fund
$_________or_________% Small Cap Value Fund
$_________or_________% Voyager Fund

Frequency and Date of Dollar Cost Averaging: (If no options are marked, frequency will be monthly and/or date will be policy processing date.)

Frequency:

☐ Monthly ☐ Quarterly ☐ Semi-annually ☐ Annually

Date:

☐ Policy Processing Date - Date on which processing will occur based on frequency selected beginning______________________________ (Month/Date)
☐ Specific Date each Period beginning______________________________ (Specify Date)

Terminate:

☐ Terminate Dollar Cost Averaging on (date) ______________________________
☐ Terminate Dollar Cost Averaging when investment option from which money is being transferred reaches $________________________

Section D – Investment Option Transfer Request

☐ Premium Allocation Change Request

Transfer From	*Investment Option*	*Transfer To*
	Alger American	
$_____ or _____%	Growth Portfolio	$_____ or _____%
$_____ or _____%	Leveraged AllCap Portfolio	$_____ or _____%
$_____ or _____%	MidCap Growth Portfolio	$_____ or _____%
$_____ or _____%	Small Capitalization Portfolio	$_____ or _____%
	American Funds Insurance Series	
$_____ or _____%	Growth Fund Class 2	$_____ or _____%
$_____ or _____%	Growth-Income Fund Class 2	$_____ or _____%
$_____ or _____%	International Fund Class 2	$_____ or _____%
	Fidelity Variable Insurance Products Fund (VIP)-Initial Class	
$_____ or _____%	*Asset Manager*℠ Portfolio	$_____ or _____%
$_____ or _____%	*Contrafund*® Portfolio	$_____ or _____%
$_____ or _____%	Equity-Income Portfolio	$_____ or _____%
$_____ or _____%	Growth Portfolio	$_____ or _____%
$_____ or _____%	High Income Portfolio	$_____ or _____%
$_____ or _____%	Index 500 Portfolio	$_____ or _____%
$_____ or _____%	Investment Grade Bond Portfolio	$_____ or _____%
$_____ or _____%	Money Market Portfolio	$_____ or _____%
$_____ or _____%	Overseas Portfolio	$_____ or _____%
	ING Income Shares - Class R Shares	
$_____ or _____%	VP Bond Portfolio	$_____ or _____%
	ING Investors Trust	
$_____ or _____%	Hard Assets Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	Limited Maturity Bond Portfolio Service Class	$_____ or _____%
$_____ or _____%	Marsico Growth Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	MFS MidCap Growth Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	MFS Research Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	MFS Total Return Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	Salomon Brothers Investors Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	T. Rowe Price Capiral Appreciation Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	T. Rowe Price Equity Income Portfolio Institutional Class	$_____ or _____%
$_____ or _____%	Van Kampen Real Estate Portfolio Institutional Class	$_____ or _____%

Transfer From	*Investment Option*	*Transfer To*
	ING Partners - Initial Class	
$_____ or _____%	JP Morgan MidCap Value Portfolio	$_____ or _____%
$_____ or _____%	PIMCO Total Return Portfolio	$_____ or _____%
$_____ or _____%	Salomon Brothers Aggressive Growth Portfolio	$_____ or _____%
$_____ or _____%	UBS Tactical Asset Allocation Portfolio	$_____ or _____%
$_____ or _____%	Van Kampen Comstock Portfolio	$_____ or _____%
	ING Variable Portfolios (VP) - Class R Shares	
$_____ or _____%	Index Plus Large Cap Portfolio	$_____ or _____%
$_____ or _____%	Index Plus Mid Cap Portfolio	$_____ or _____%
$_____ or _____%	Index Plus Small Cap Portfolio	$_____ or _____%
	ING Variable Products Trust (VP) - Class R Shares	
$_____ or _____%	Growth Opportunities Portfolio	$_____ or _____%
$_____ or _____%	MagnaCap Portfolio	$_____ or _____%
$_____ or _____%	MidCap Opportunities Portfolio	$_____ or _____%
$_____ or _____%	SmallCap Opportunities Portfolio	$_____ or _____%
	The INVESCO Variable Investment Fund (VIF)	
$_____ or _____%	Core Equity Income Fund	$_____ or _____%
$_____ or _____%	Utilities Fund	$_____ or _____%
	Janus Aspen Series (Institutional Shares)	
$_____ or _____%	Balanced Portfolio	$_____ or _____%
$_____ or _____%	Growth Portfolio	$_____ or _____%
$_____ or _____%	International Growth Portfolio	$_____ or _____%
$_____ or _____%	Mid Cap Growth Portfolio	$_____ or _____%
$_____ or _____%	Worldwide Growth Portfolio	$_____ or _____%
	Pioneer Funds-Class I	
$_____ or _____%	Mid Cap Value VCT Portfolio	$_____ or _____%
$_____ or _____%	Small Cap Value VCT Portfolio	$_____ or _____%
	Putnam Variable Trust (VT) Class IB Shares	
$_____ or _____%	Growth & Income Fund	$_____ or _____%
$_____ or _____%	New Opportunities Fund	$_____ or _____%
$_____ or _____%	SmallCap Value Fund	$_____ or _____%
$_____ or _____%	Voyager Fund	$_____ or _____%

$_____ or _____% **Guaranteed Interest Division*** $_____ or _____%

***Transfers to or from the GID have specific time and amount limitations. Please refer to your policy or prospectus for additional information.**

Section E – Signatures

I/We acknowledge that we have read and understand:

1. *the terms and conditions listed in the instructions to this form, the Prospectus and the Policy for each of the options or changes requested.*
2. *I/we can cancel or change any elections requested in Sections C and D above by sending written notice to the Customer Service Center before the next transfer date.*
3. *that dollar cost averaging and automatic rebalancing will begin on the date specified only if ING Security Life has received this signed form before the date specified.*

Signature of Owner(s) and authorized Registered Representative:

______________________________ Date ____________
(Signature) (Printed Name)

______________________________ Date ____________
(Signature) (Printed Name)

______________________________ Date ____________
(Signature) (Printed Name)

Signature of Spouse (if applicable) ____________________ Date ____________

If corporation, provide title of officer____________________

Print name of Insured(s) ____________________

____

Policy Number ____________________ Daytime Phone Number ____________________
(For corporate owned/sponsored plans attach list of applicable policies)